SCHEDULE 14A
                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [X]
Filed by Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only as permitted by Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

       FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                (Name of Registrant as Specified in Its Charter)

                     ---------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title  of  each  class  of   securities  to  which   transaction   applies:
___________________________
(2)  Aggregate   number  of  securities  to  which transaction  applies:
____________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):_______________________________
(4)  Proposed maximum aggregate value of transaction:___________________________
(5)  Total fee paid:____________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:_____________________________________________________
(2) Form, Schedule or Registration Statement No.:_______________________________
(3) Filing Party: ______________________________________________________________
(4) Date Filed: ________________________________________________________________

       FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD) FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                          To Be Held on April 20, 2007

To the Shareholders:

         Notice is hereby given that the Annual Meetings of Shareholders of Flaherty & Crumrine Preferred Income Fund Incorporated and Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated (each a "Fund" and, collectively, the "Funds"), each a Maryland corporation, will be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, Conference Room 45A, New York, New York 10019 at 8:30 a.m. ET, on April 20, 2007, for the following purposes:

         1. To elect Directors of each Fund (PROPOSAL 1).

         2. To transact such other business as may properly come before the Annual Meetings or any adjournments thereof.

         YOUR VOTE IS IMPORTANT!

         The proposal set forth in this proxy statement is a routine item. A routine item is one which occurs annually and makes no fundamental or material changes to a fund's investment objectives, policies or restrictions, or to the investment management contracts.

         The Board of Directors of each Fund has fixed the close of business on January 26, 2007 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Annual Meetings.

                                           By Order of the Boards of Directors,


                                           CHAD C. CONWELL
                                           SECRETARY

February 16, 2007

--------------------------------------------------------------------------------
SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S). THE PROXY CARD(S) SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                       VALID SIGNATURE

CORPORATE ACCOUNTS

(1)      ABC Corp.                                 ABC Corp.
(2)      ABC Corp.                                 John Doe, Treasurer
(3)      ABC Corp. c/o John Doe, Treasurer         John Doe
(4)      ABC Corp. Profit Sharing Plan             John Doe, Trustee

TRUST ACCOUNTS

(1)      ABC Trust                                 Jane B. Doe, Trustee
(2)      Jane B. Doe, Trustee                      Jane B. Doe
         u/t/d 12/28/78

CUSTODIAN OR ESTATE ACCOUNTS

(1)      John B. Smith, Cust.,                     John B. Smith
         f/b/o John B. Smith, Jr. UGMA
(2)      John B. Smith, Executor,                  John B. Smith, Jr., Executor
         estate of Jane Smith

       FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD) FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)

                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                         ANNUAL MEETINGS OF SHAREHOLDERS
                                 April 20, 2007

                              JOINT PROXY STATEMENT

         This document is a joint proxy statement ("Joint Proxy Statement") for Flaherty & Crumrine Preferred Income Fund Incorporated ("PREFERRED INCOME FUND" OR "PFD") and Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated ("PREFERRED INCOME OPPORTUNITY FUND" OR "PFO") (EACH A "FUND" AND, COLLECTIVELY, THE "FUNDS"). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Directors (each a "Board" and collectively, the "Boards") for use at the Annual Meeting of Shareholders of each Fund to be held on April 20, 2007, at 8:30 a.m. ET, at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, Conference Room 45A, New York, New York 10019 and at any adjournments thereof (each a "Meeting" and, collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and proxy card for each Fund of which you are a shareholder accompany this Joint Proxy Statement. Proxy solicitations will be made, beginning on or about February 16, 2007, primarily by mail, but proxy solicitations may also be made by telephone, telefax or personal interviews conducted by officers of each Fund, Flaherty & Crumrine Incorporated ("Flaherty & Crumrine" or the "Adviser"), the investment adviser of each Fund, and PFPC Inc., the transfer agent and administrator of each Fund and a member of The PNC Financial Services Group, Inc. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be shared proportionally by the Funds. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. This proxy statement and form of proxy are first being sent to shareholders on or about February 16, 2007.

         THE ANNUAL REPORT OF EACH FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2006, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO PFPC INC., P.O. BOX 43027, PROVIDENCE, RI 02940-3027, OR CALLING 1-800-331-1710. EACH FUND'S ANNUAL REPORT IS ALSO AVAILABLE ON THE FUNDS' WEBSITE (WWW.PREFERREDINCOME.COM) AND THE SECURITIES AND EXCHANGE COMMISSION'S ("SEC") WEBSITE (WWW.SEC.GOV).

         If the enclosed proxy card is properly executed and returned in time to be voted at the relevant Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted "FOR" the election of the nominees for Director. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund delivered at the above address prior to the date of the Meeting.

         In the event that a quorum is not present at a Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" a proposal in favor of such an adjournment with respect to that proposal and will vote those proxies required to be voted "AGAINST" a proposal against any such adjournment with respect to that proposal. A shareholder vote may be taken on a proposal in the Joint Proxy Statement prior to any such adjournment if sufficient votes have been received for approval of that proposal. Under the Bylaws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered.

         Each Fund has two classes of capital stock: common stock, par value $0.01 per share (the "Common Stock"); and Money Market Cumulative Preferred(TM) Stock, par value $0.01 per share ("MMP(R)"; together with the Common Stock, the "Shares"). Each Share is entitled to one vote at the Meeting with respect to matters to be voted on by the class to which such Share belongs, with pro rata voting rights for any fractional Shares. On the record date, January 26, 2007, the following number of Shares of each Fund were issued and outstanding:


                                                                             COMMON STOCK               MMP(R)
         NAME OF FUND                                                        OUTSTANDING             OUTSTANDING
         ------------                                                        -----------             -----------
         Preferred Income Fund (PFD)                                          10,481,215                800

         Preferred Income Opportunity Fund (PFO)                              11,700,433                700

         To the knowledge of each Fund and its Board, the following shareholder(s) or "group", as that term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), is the beneficial owner or owner of record of more than 5% of the relevant Fund's outstanding shares as of January 26, 2007*:


         NAME AND ADDRESS OF                                              AMOUNT AND NATURE
         BENEFICIAL/RECORD OWNER                    TITLE OF CLASS          OF OWNERSHIP               PERCENT OF CLASS
         -----------------------                    --------------          ------------               ----------------
         Cede & Co.**                                   Common              PFD -  10,076,378                96.14%
         Depository Trust Company                        Stock              (record)
         55 Water Street, 25th Floor                                        PFD - 11,401,221                 97.44%
         New York, NY                                                       (record)
         10041
                                                        MMP(R)              PFD - 800 (record)                100%
                                                                            PFO - 700 (record)                100%

---------------------
* As of January 26, 2007, the Directors and officers, as a group, owned less than 1% of each class of Shares of each Fund.
**       A nominee partnership of The Depository Trust Company.

         This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shareholders of each Fund will vote as a single class except as described below under Proposal 1 and will vote separately for each of PFD and PFO on each proposal on which shareholders of that Fund are entitled to vote. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of Shares. Thus, if a proposal is approved by shareholders of one Fund and not approved by shareholders of the other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for the Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign EACH enclosed proxy card. SHAREHOLDERS OF EACH FUND ARE ENTITLED TO VOTE ON THE PROPOSALS PERTAINING TO THAT FUND.

         In order that your Shares may be represented at the Meetings, you are requested to vote on the following matter:

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PREFERRED INCOME FUND (PFD)
--------------------------------------------------------------------------------
PROPOSAL                   COMMON STOCK SHAREHOLDERS      MMP(R)SHAREHOLDERS
--------------------------------------------------------------------------------
1. Election of Directors   Common Stock Shareholders as   None
                           a single class elect
                           one Director: Morgan Gust
--------------------------------------------------------------------------------
2. Other Business          Common Stock and MMP(R) Shareholders, voting together
                           as a single class
--------------------------------------------------------------------------------

PREFERRED INCOME OPPORTUNITY FUND (PFO)
--------------------------------------------------------------------------------
PROPOSAL                   COMMON STOCK SHAREHOLDERS      MMP(R)SHAREHOLDERS
--------------------------------------------------------------------------------
1. Election of Directors   Common Stock Shareholders as   MMP(R) Shareholders as
                           a single class elect one       a single  class elect
                           Director:  Robert F. Wulf      one Director: Donald
                                                          F. Crumrine
--------------------------------------------------------------------------------
2. Other Business          Common Stock and MMP(R) Shareholders, voting together
                           as a single class
--------------------------------------------------------------------------------
                        PROPOSAL 1: ELECTION OF DIRECTORS

         At the Meetings, shareholders are being asked to consider the election of Directors of each Fund. The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term and until their successors are duly elected and qualified.

         NOMINEES FOR THE BOARD OF DIRECTORS

         Each nominee named below has consented to serve as a Director if elected at the relevant Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

         Mr. Gust, a Class III Director of PFD, has been nominated for a three-year term to expire at PFD's 2010 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Mr. Wulf and Mr. Crumrine, each a Class II Director of PFO, have each been nominated for a three-year term to expire at PFO's 2010 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

         Under each Fund's Articles of Incorporation, Articles Supplementary and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of MMP(R), voting as a single class, are entitled to elect two Directors, and holders of the Common Stock are entitled to elect the remaining Directors. However, subject to the provisions of the 1940 Act and each Fund's Articles of Incorporation, the holders of MMP(R), when dividends are in arrears for two full years, are able to elect the minimum number of additional Directors that, when combined with the two Directors elected by the holders of MMP(R), would give the holders of MMP(R) a majority of the Directors. Donald F. Crumrine and Karen H. Hogan, as Directors, currently represent holders of MMP(R) of each Fund. Mr. Crumrine, as a Director of PFO, has been nominated by PFO's Board as a Director to represent its holders of MMP(R). A quorum of the MMP(R) shareholders must be present at the Meeting of PFO in order for the proposal to elect Mr. Crumrine to be considered.

                        FUND (CLASS)              NOMINEE FOR DIRECTOR

                   PFD (Common Stock)                   Gust

                   PFO (Common Stock)                   Wulf
                   PFO (MMP(R))                       Crumrine

INFORMATION ABOUT DIRECTORS AND OFFICERS

         Set forth in the table below are the existing Directors and nominees for election to the Boards of Directors of the Funds, including information relating to their respective positions held with each Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

                                                                                          NUMBER OF
                                                                        PRINCIPAL          FUNDS IN           OTHER
                                CURRENT         TERM OF OFFICE         OCCUPATION(S)     FUND COMPLEX     DIRECTORSHIPS
NAME, ADDRESS,                 POSITION(S)       AND LENGTH OF          DURING PAST       OVERSEEN           HELD BY
AND AGE                      HELD WITH FUNDS      TIME SERVED*           FIVE YEARS      BY DIRECTOR**      DIRECTOR
-------                      ---------------      ------------           ----------      -------------      --------
NON-INTERESTED
DIRECTORS:
----------

DAVID GALE                     Director         Class I Director       President and CEO        4           Metromedia
Delta Dividend Group, Inc.                      PFD - since 1997      of Delta Dividend              International Group, Inc.
220 Montgomery Street,                          PFO - since 1997         Group, Inc.                  (telecommunications);
Suite 426                                                                (investments)                      Flaherty &
San Francisco, CA 94104                                                                                 Crumrine/Claymore
Age: 57                                                                                                P3referred Securities
                                                                                                           Income Fund
                                                                                                        Incorporated and
                                                                                                       Flaherty & Crumrine/
                                                                                                          Claymore Total
                                                                                                           Return Fund
                                                                                                           Incorporated

MORGAN GUST                    Director        Class III Director     President of Giant        4     CoBiz, Inc. (financial
301 E. Colorado Boulevard                     PFD - since inception    Industries, Inc.               services); Flaherty &
Suite 720                                     PFO - since inception  (petroleum refining                Crumrine/Claymore
Pasadena, CA 91101                                                   and marketing) since              Preferred Securities
Age: 59                                                            March 2002, and for more                 Income Fund
                                                                than five years prior thereto,             Incorporated
                                                                 Executive Vice President, and            and Flaherty &
                                                                 various other Vice President            Crumrine/Claymore
                                                                      positions at Giant                Total Return Fund
                                                                       Industries, Inc.                    Incorporated

KAREN H. HOGAN (1)             Director         Class I Director           Retired;             4           Flaherty &
301 E. Colorado Boulevard                       PFD - since 2005     Community Volunteer;                Crumrine/Claymore
Suite 720                                      Class III Director     From September 1985              Preferred Securities
Pasadena, CA 91101                               PFO - since 2005      to January 1997,                     Income Fund
Age: 45                                                              Senior Vice President                 Incorporated
                                                                      of Preferred Stock                  and Flaherty &
                                                                    Origination at Lehman                Crumrine/Claymore
                                                                   Brothers and, previously,            Total Return Fund
                                                                     Vice President of New                 Incorporated
                                                                      Product Development

ROBERT F. WULF                 Director         Class II Director   Financial Consultant;      4            Flaherty &
P.O. Box 753                                  PFD - since inception Trustee, University of               Crumrine/Claymore
Neskowin, OR 97149                            PFO - since inception   Oregon Foundation;               Preferred Securities
Age: 69                                                             Trustee, San Francisco                 Income Fund
                                                                     Theological Seminary                  Incorporated
                                                                                                          and Flaherty &
                                                                                                         Crumrine/Claymore
                                                                                                         Total Return Fund
                                                                                                            Incorporated

                                                                                              NUMBER OF
                                                                        PRINCIPAL              FUNDS IN           OTHER
                                CURRENT         TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX     DIRECTORSHIPS
NAME, ADDRESS,                 POSITION(S)       AND LENGTH OF          DURING PAST           OVERSEEN           HELD BY
AND AGE                      HELD WITH FUNDS      TIME SERVED*           FIVE YEARS          BY DIRECTOR**      DIRECTOR
-------                      ---------------      ------------           ----------          -------------      --------
INTERESTED
DIRECTOR:
---------

DONALD F. CRUMRINE (2), (3)    Director,        Class II Director    Chairman of the Board          4           Flaherty &
301 E. Colorado Boulevard      Chairman of     PFD - since inception     and Director of                     Crumrine/Claymore
Suite 720                     the Board and    PFO - since inception  Flaherty & Crumrine                  Preferred Securities
Pasadena, CA 91101           Chief Executive                              Incorporated                         Income Fund
Age: 59                          Officer                                                                       Incorporated
                                                                                                              and Flaherty &
                                                                                                            Crumrine/Claymore
                                                                                                            Total Return Fund
                                                                                                               Incorporated

OFFICERS:

ROBERT M. ETTINGER              President        PFD - since 2002         President and            N/A              N/A
301 E. Colorado Boulevard                        PFO - since 2002    Director of Flaherty &
Suite 720                                                             Crumrine Incorporated
Pasadena, CA 91101
Age: 48

R. ERIC CHADWICK            Chief Financial      PFD - since 2002    Director of Flaherty &        N/A              N/A
301 E. Colorado Boulevard     Officer, Vice      PFO - since 2002     Crumrine Incorporated
Suite 720                     President and                             since June 2006;
Pasadena, CA 91101             Treasurer                               Vice President of
Age: 31                                                                Flaherty & Crumrine
                                                                       Incorporated since
                                                                          August 2001;
                                                                      and previously (since
                                                                     January 1999) portfolio
                                                                      manager of Flaherty &
                                                                     Crumrine Incorporated

CHAD C. CONWELL             Chief Compliance     PFD - since 2005   Chief Compliance Officer       N/A              N/A
301 E. Colorado Boulevard       Officer,         PFO - since 2005    of Flaherty & Crumrine
Suite 720                    Vice President                           Incorporated since
Pasadena, CA 91101            and Secretary                              September 2005,
Age: 34                                                                Vice President of
                                                                      Flaherty &  Crumrine
                                                                  Incorporated since July 2005;
                                                                      from  September 1998
                                                                  to June 2005, Attorney with
                                                                   Paul, Hastings, Janofsky &
                                                                           Walker LLP

BRADFORD S. STONE            Vice President      PFD - since 2003    Director of Flaherty &        N/A              N/A
392 Springfield Avenue        and Assistant      PFO - since 2003     Crumrine Incorporated
Mezzanine Suite                 Treasurer                               since June 2006;
Summit, NJ 07901                                                       Vice President of
Age: 47                                                                Flaherty & Crumrine
                                                                       Incorporated since
                                                                       May 2003; from June
                                                                       2001 to April 2003,
                                                                      Director of US Market
                                                                      Strategy at Barclays
                                                                             Capital

                                                                                              NUMBER OF
                                                                        PRINCIPAL              FUNDS IN           OTHER
                                CURRENT         TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX     DIRECTORSHIPS
NAME, ADDRESS,                 POSITION(S)       AND LENGTH OF          DURING PAST           OVERSEEN           HELD BY
AND AGE                      HELD WITH FUNDS      TIME SERVED*           FIVE YEARS          BY DIRECTOR**      DIRECTOR
-------                      ---------------      ------------           ----------          -------------      --------
OFFICERS:
---------

CHRISTOPHER D. RYAN               Vice           PFD - since 2005      Vice President of           N/A            N/A
301 E. Colorado Boulevard      President         PFO - since 2005      Flaherty & Crumrine
Suite 720                                                              Incorporated since
Pasadena, CA 91101                                                     February 2004; from
Age: 39                                                              October 2002 to February
                                                                    2004, Product Analyst of
                                                                        Flaherty & Crumrine
                                                                          Incorporated;
                                                                       from 1999 to 2002,
                                                                        graduate student

LAURIE C. LODOLO                Assistant        PFD - since 2004    Assistant Compliance          N/A            N/A
301 E. Colorado Boulevard      Compliance        PFO - since 2004    Officer of Flaherty &
Suite 720                      Officer,                               Crumrine Incorporated
Pasadena, CA 91101              Assistant                              since August 2004;
Age: 43                       Treasurer and                           since February 2004,
                            Assistant Secretary                      Secretary of Flaherty &
                                                                     Crumrine Incorporated;
                                                                      since January 1987,
                                                                     Account  Administrator
                                                                    of Flaherty & Crumrine
                                                                         Incorporated

--------------------------------------------------------------------------------
* The Class III Director of PFD and the Class II Directors of PFO have each been nominated for a three-year term to expire at each Fund's 2010 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Class I Directors of PFD and the Class III Directors of PFO serve until each Fund's Annual Meeting of Shareholders in 2008 and until their successors are duly elected and qualified. The Class II Directors of PFD and Class I Director of PFO serve until each Fund's Annual Meeting of Shareholders in 2009 and until their successors are duly elected and qualified.
** The funds in the fund complex are: Flaherty & Crumrine Preferred Income Fund Incorporated, Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated and Flaherty & Crumrine/Claymore Total Return Fund Incorporated (together, the "Flaherty & Crumrine Fund Family").
(1)      As a Director, represents holders of the Funds' MMP(R).
(2) As a Director, currently represents holders of the Funds' MMP(R) and is nominated to represent holders of PFO's MMP(R).
(3) "Interested person" of the Funds as defined in the 1940 Act. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine, which acts as each Fund's investment adviser.

BENEFICIAL OWNERSHIP OF SHARES IN FUNDS AND FUND COMPLEX FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

         Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Flaherty & Crumrine Fund Family beneficially owned by each Director.

                                                                                     AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                  SECURITIES IN ALL REGISTERED INVESTMENT
                                                   DOLLAR RANGE OF EQUITY           COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR OR NOMINEE                    SECURITIES HELD IN FUND* (1)(2)      FAMILY OF INVESTMENT COMPANIES* (3)
                                                 PFD                     PFO                       TOTAL
NON-INTERESTED DIRECTORS:

David Gale                                        C                       C                          E

Morgan Gust                                       C                       C                          E

Karen H. Hogan                                    A                       A                          A

                                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                       SECURITIES IN ALL REGISTERED INVESTMENT
                                                        DOLLAR RANGE OF EQUITY           COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR OR NOMINEE                         SECURITIES HELD IN FUND* (1)(2)      FAMILY OF INVESTMENT COMPANIES* (3)
                                                      PFD                     PFO                       TOTAL

NON-INTERESTED DIRECTORS:

Robert F. Wulf                                         C                       C                          D

INTERESTED DIRECTORS:

Donald F. Crumrine                                   E(4)                    E(4)                       E(4)

---------------------
*        Key to Dollar Ranges
A.       None
B.       $1 - $10,000
C.       $10,001 -$50,000
D.       $50,001 - $100,000
E.       over $100,000
         All shares were valued as of January 26, 2007.
(1) No Director or officer of the Funds owned any shares of MMP(R) on January 26, 2007.
(2) This information has been furnished by each Director as of January 26, 2007. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.
(3)      As a group, less than 1%.
(4) Includes shares of PFD and PFO held by Flaherty & Crumrine Incorporated of which the reporting person is a shareholder and director.

         Each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine Incorporated or any of their affiliates receives for each Fund a fee of $9,000 per annum plus $500 for each in-person meeting attended, and $150 for each telephone meeting attended. In addition, the Audit Committee Chairman receives an annual fee per Fund of $2,500. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. The Board of Directors of PFD held eight meetings (four of which were held by telephone conference call) and the Board of Directors of PFO held eight meetings (four of which were held by telephone conference call) during the fiscal year ended November 30, 2006, and each Director of each Fund then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he or she is a member. The aggregate remuneration paid to the Directors of each Fund for the fiscal year ended November 30, 2006 is set forth below:

--------------------------------------------------------------------------------
                                         BOARD MEETING             TRAVEL AND
                   ANNUAL                     AND                 OUT-OF-POCKET
               DIRECTORS FEES       COMMITTEE MEETING FEES          EXPENSES*
--------------------------------------------------------------------------------
 PFD               $36,000                 $26,250                  $4,814
 PFO               $36,000                 $26,250                  $4,814
--------------------------------------------------------------------------------
--------------
 * Includes reimbursement for travel and out-of-pocket expenses for both "interested" and "non-interested" Directors ("Independent Directors").

 AUDIT COMMITTEE REPORT

         The role of each Fund's Audit Committee is to assist the Board of Directors in its oversight of (i) the integrity of each Fund's financial statements and the independent audit thereof; (ii) each Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) each Fund's compliance with legal and regulatory requirements; and (iv) the independent auditor's qualifications, independence and performance. Each Fund's Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in each Fund's annual proxy statement. Each Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of each Fund on January 23, 2007 and which is available on the Funds' website (www.preferredincome.com). As set forth in the Charter, management is responsible for (i) preparation, presentation and integrity of each

Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Funds' independent registered public accounting firm (the "independent accountants") is responsible for planning and carrying out proper audits and reviews of each Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

         In performing its oversight function, at a meeting held on January 22, 2007, the Audit Committee reviewed and discussed with management of each Fund and the independent accountants, KPMG LLP ("KPMG"), the audited financial statements of each Fund as of and for the fiscal year ended November 30, 2006, and discussed the audit of such financial statements with the independent accountants.

         In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent accountants and each Fund and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.

         As set forth above, and as more fully set forth in each Fund's Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund's financial reporting procedures, internal control systems, and the independent audit process.

         The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by each Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of each Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

         Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of each Fund recommended to the Board of Directors of each Fund that the audited financial statements be included in each Fund's Annual Report for the fiscal year ended November 30, 2006.

THIS REPORT WAS SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND'S BOARD OF
DIRECTORS
David Gale
Morgan Gust
Karen H. Hogan
Robert F. Wulf (Chairman)

January 22, 2007

         Each Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Each Audit Committee met four times in connection with its Board of Directors regularly scheduled meetings during the fiscal year ended November 30, 2006. Each Audit Committee is composed entirely of each Fund's independent (as such term is defined by the New York Stock Exchange, Inc.'s listing standards applicable to closed-end funds, as may be modified or supplemented (the "NYSE Listing Standards")) Directors, namely Ms. Hogan and Messrs. Gale, Gust and Wulf.

NOMINATING COMMITTEE

         Each Board of Directors has a Nominating Committee composed entirely of each Fund's independent (as such term is defined by the NYSE Listing Standards) Directors, namely Ms. Hogan and Messrs. Gale, Gust and Wulf. The Nominating Committee of each Fund met twice during the fiscal year ended November 30, 2006. The Nominating Committee is responsible for identifying individuals believed to be qualified to become Board members and for recommending to the Board of Directors such nominees to stand for election as directors at each Fund's annual meeting of shareholders, and to fill any vacancies on the Board. Each Fund's Nominating Committee has a charter which is available on the Funds' website (www.preferredincome.com).

         Each Fund's Nominating Committee believes that it is in the best interest of the Fund and its shareholders to obtain highly qualified candidates to serve as members of the Board of Directors. The Nominating Committees have not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, the Nominating Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

         Each Fund's Nominating Committee will consider director candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Joint Proxy Statement. (See "Submission of Shareholder Proposals" below.)

OTHER BOARD-RELATED MATTERS

         Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

         The Funds do not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders. However, all of the Directors of each Fund attended the April 21, 2006 Annual Meetings of Shareholders.

COMPENSATION

         The following table sets forth certain information regarding the compensation of each Fund's Directors for the fiscal year ended November 30, 2006. No executive officer or person affiliated with a Fund received compensation from a Fund during the fiscal year ended November 30, 2006 in excess of $120,000. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.

                               COMPENSATION TABLE
            NAME OF                                              AGGREGATE                    TOTAL COMPENSATION FROM
          PERSON AND                                           COMPENSATION                     THE FUNDS AND FUND
           POSITION                                           FROM EACH FUND                 COMPLEX PAID TO DIRECTORS*
           --------                                           --------------                 --------------------------
DONALD F. CRUMRINE                                                    $0                               $0 (4)
Director, Chairman of the Board
and Chief Executive Officer

DAVID GALE                                                       $14,900 - PFD                       $59,600(4)
Director                                                         $14,900 - PFO

MORGAN GUST                                                      $14,750 - PFD                       $58,700(4)
Director                                                         $14,750 - PFO

KAREN H. HOGAN                                                   $14,900 - PFD                       $59,300(4)
Director                                                         $14,900 - PFO

ROBERT F. WULF                                                   $17,700 - PFD                       $70,500(4)
Director                                                         $17,700 - PFO

-------------
* Represents the total compensation paid for the fiscal year ended November 30, 2006, to such persons by the Funds and the other funds in the Flaherty & Crumrine Fund Family, which are considered part of the same "fund complex" because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the director or nominee in such fund complex as of November 30, 2006.

REQUIRED VOTE

         The election of Mr. Gust as a Director of PFD will require the affirmative vote of a plurality of the votes cast by holders of the shares of Common Stock of such Fund at the Meeting in person or by proxy. The election of Mr. Wulf as a Director of PFO will require the affirmative vote of a plurality of the votes cast by holders of the shares of Common Stock of such Fund at the Meeting in person or by proxy. The election of Mr. Crumrine as a Director of PFO will require the affirmative vote of a plurality of the votes cast by holders of the shares of MMP(R) of such Fund at the Meeting in person or by proxy.

EACH BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH NOMINEE AS DIRECTOR.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         All proposals by shareholders of each Fund that are intended to be presented at each Fund's next Annual Meeting of Shareholders to be held in 2008 must be received by the relevant Fund for consideration for inclusion in the relevant Fund's proxy statement relating to the meeting no later than October 19, 2007 and must satisfy the requirements of federal securities laws.

         Each Fund's Bylaws require shareholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide timely notice of the proposal in writing. To be considered timely, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this proxy statement not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days, notice or prior public disclosure of the date of the meeting is given or made to shareholders, any such notice by a shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was given or such public disclosure was made.

         Any such notice by a shareholder shall set forth the information required by the Fund's Bylaws with respect to each matter the shareholder proposes to bring before the annual meeting.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         KPMG, 99 High Street, Boston, Massachusetts 02110-2371, has been selected to serve as each Fund's independent accountants for each Fund's fiscal year ending November 30, 2007. KPMG acted as the independent accountants for each Fund for the fiscal year ended November 30, 2006. The Funds know of no direct financial or material indirect financial interest of KPMG in the Funds. A representative of KPMG will not be present at the Meeting, but will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if asked.

         Set forth in the table below are audit fees and non-audit related fees billed to each Fund by KPMG for professional services performed for each Fund's fiscal years ended November 30, 2005 and 2006, respectively.

                        FISCAL YEAR ENDED                       AUDIT-RELATED
FUND                      NOVEMBER 30        AUDIT FEES             FEES             TAX FEES*       ALL OTHER FEES**
PFD                         2005              $36,427                $0              $6,400               $12,100
                            2006              $38,700                $0              $6,800               $13,300

PFO                         2005              $36,500                $0              $6,400               $12,100
                            2006              $38,700                $0              $6,800               $13,300

------------
* "Tax Fees" are those fees billed to each Fund by KPMG in connection with tax consulting services, including primarily the review of each Fund's income tax returns.
** "All  Other  Fees"  are those  fees billed to each Fund by KPMG in connection with the preparation of a quarterly agreed-upon-procedures report. These Agreed-Upon-Procedures ("AUP") are required pursuant to each Fund's Articles Supplementary. Specifically, Moody's Investors Service and Fitch, Inc. each require that such AUP be undertaken and a report be provided in order to maintain their rating on the MMP(R).

         Each Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent accountants to the Fund, and all non-audit services to be provided by the independent accountants to the Fund's investment adviser and any entity controlling, controlled by or under common control with the Funds' investment adviser ("affiliates") that provide on-going services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit and non-audit services described above for which KPMG billed each Fund fees for the fiscal years ended November 30, 2005 and November 30, 2006 were pre-approved by the Audit Committee.

         For each Fund's fiscal year ended November 30, 2006, KPMG did not provide any non-audit services (or bill any fees for such services) to the Funds' investment adviser or any affiliates thereof that provide services to the Funds.

INVESTMENT ADVISER AND ADMINISTRATOR

         Flaherty & Crumrine serves as the investment adviser to each Fund, and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. PFPC Inc. acts as the administrator to each Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund's directors and officers, certain persons affiliated with Flaherty & Crumrine and persons who beneficially own more than 10% of a registered class of each Fund's securities, to file reports of ownership and changes of ownership with the SEC, the NYSE and each Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish each Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, each Fund believes that during 2006, all such filing requirements applicable to such persons were met.

BROKER NON-VOTES AND ABSTENTIONS

         A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively, "abstentions") will be counted as shares that are present and entitled to vote at the meeting for purposes of determining the presence of a quorum. With respect to Proposal 1, abstentions do not constitute a vote "for" or "against" the proposal and will be disregarded in determining the "votes cast" on the proposal.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         Each Fund does not intend to present any other business at the relevant Meeting, nor is either Fund aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                       THIS PAGE LEFT BLANK INTENTIONALLY.

                       THIS PAGE LEFT BLANK INTENTIONALLY.

     PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
                            IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

--------------------------------------------------------------------------------
PROXY -- FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
--------------------------------------------------------------------------------
PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, a Maryland incorporation (the
"Fund"), hereby appoints Robert M. Ettinger, Teresa M.R. Hamlin and Aaron Remorenko, attorneys and proxies for the undersigned, each with full powers of substitution and revocation to represent the undersigned and to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, Conference Room 45A, New York, New York 10019 at 8:30 a.m. ET, on April 20, 2007, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE.
  SIDE                                                                  SIDE
-----------                                                          -----------

FLAHERTY & CRUMRINE PREFERRED
INCOME OPPORTUNITY FUND INCORPORATED

  Using a BLACK INK pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X
[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------
     PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
                            IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
A PROPOSAL  -- THE BOARD OF DIRECTORS  RECOMMENDS A VOTE FOR THE NOMINEE LISTED.
  PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

1. Election of Director:       FOR      WITHHELD
01 - Robert F. Wulf            ---        ---
                               ---        ---
[GRAPHIC OMITTED]

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS DIRECTOR.

[GRAPHIC  OMITTED]

B NON-VOTING  ITEMS
CHANGE OF ADDRESS -- Please print new address below.
[GRAPHIC OMITTED]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee,
guardian,  or  custodian,   please  give  full  title.
Date (mm/dd/yyyy)  -- Please print date below.
----------------------------------------------
         /                  /
----------------------------------------------
Signature 1 -- Please keep  signature within the box.
----------------------------------------------

----------------------------------------------
Signature 2 -- Please keep signature within the box.
----------------------------------------------

----------------------------------------------
[GRAPHIC OMITTED]

C 1234567890 J N T

     PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
                            IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

--------------------------------------------------------------------------------
PROXY -- FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
--------------------------------------------------------------------------------
PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned holder of shares of Money Market Cumulative Preferred(TM) Stock ("MMP(R)") of Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert M. Ettinger, Teresa M.R. Hamlin and Aaron Remorenko, attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of MMP(R) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, Conference Room 45A, New York, New York 10019 at 8:30 a.m. ET, on April 20, 2007, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
  SIDE                                                                  SIDE
-----------                                                          -----------

FLAHERTY & CRUMRINE PREFERRED
INCOME OPPORTUNITY FUND INCORPORATED

  Using a BLACK  INK pen, mark  your  votes with   an   X  as shown   in   this
  example. Please do not write outside the designated areas. X

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ANNUAL MEETING PROXY CARD
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         PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
                        PORTION IN THE ENCLOSED ENVELOPE.
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A PROPOSAL  -- THE BOARD OF DIRECTORS  RECOMMENDS A VOTE FOR THE NOMINEE LISTED.
  PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

1. Election of Director:        FOR      WITHHELD
01 - Donald F. Crumrine         ---        ---
                                ---        ---
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THIS PROXY,  IF PROPERLY  EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS DIRECTOR.

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B NON-VOTING  ITEMS
CHANGE OF ADDRESS -- Please print new address below.
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C AUTHORIZED SIGNATURES  -- THIS SECTION MUST BE  COMPLETED  FOR YOUR VOTE TO BE
COUNTED.  -- DATE AND SIGN BELOW
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee,
guardian,  or  custodian,   please  give  full  title.
Date (mm/dd/yyyy)  -- Please print date below.
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      /               /
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Signature 1 -- Please keep  signature within the box.
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Signature 2 -- Please keep signature within the box.
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C 1234567890 J N T


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